UACSC 99-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  JANUARY 2000



NOTE BALANCE RECONCILIATION                                                       DOLLARS
                                                        CLASS A-1       CLASS A-2         CLASS A-3        CLASS A-4
                                                       -------------    -------------    -------------    -------------
Original Note Balances                                 58,575,000.00    82,125,000.00    66,050,000.00    77,781,000.00
Beginning Period Note Balances                         39,914,545.61    82,125,000.00    66,050,000.00    77,781,000.00
Principal Collections - Scheduled Payments              3,481,373.75                -                -                -
Principal Collections - Payoffs                         2,987,163.44                -                -                -
Principal Withdrawal from Payahead                          2,380.72                -                -                -
Gross Principal Charge Offs                               170,840.87                -                -                -
Repurchases                                                        -                -                -                -
Accelerated Principal                                   1,482,728.15                -                -                -
Principal shortfall, up to Accelerated Principal                   -                -                -                -
Total Principal to be Distributed                       8,124,486.93                -                -                -
                                                       -------------    -------------    -------------    -------------
Ending Note Balances                                   31,790,058.68    82,125,000.00    66,050,000.00    77,781,000.00
                                                       =============    =============    =============    =============


Note Factor                                                0.5427240        1.0000000        1.0000000        1.0000000
Interest Rate                                                6.12875%          6.4500%          6.6700%           6.850%


NOTE BALANCE RECONCILIATION                                          DOLLARS                  NUMBERS
                                                            CLASS B            TOTAL
                                                         -------------     --------------      ------
Original Note Balances                                   18,161,808.00     302,692,808.00      24,594
Beginning Period Note Balances                           18,161,808.00     284,032,353.61      20,615
Principal Collections - Scheduled Payments                           -       3,481,373.75
Principal Collections - Payoffs                                      -       2,987,163.44         327
Principal Withdrawal from Payahead                                   -           2,380.72           0
Gross Principal Charge Offs                                          -         170,840.87          12
Repurchases                                                          -                  -           0
Accelerated Principal                                                -       1,482,728.15
Principal shortfall, up to Accelerated Principal                     -
Total Principal to be Distributed                                    -       8,124,486.93
                                                         -------------     --------------      ------
Ending Note Balances                                     18,161,808.00     275,907,866.68      20,276
                                                         =============     ==============      ======


Note Factor                                                  1.0000000          0.9115111
Interest Rate                                                    7.070%            6.5758%

PRINCIPAL BALANCE RECONCILIATION
Original Principal Balance                                                 302,692,808.32
Beginning Period Principal Balance                                         286,213,883.92
Principal Collections - Scheduled Payments                                   3,481,373.75
Principal Collections - Payoffs                                              2,987,163.44
Principal Withdrawal from Payahead                                               2,380.72
Gross Principal Charge Offs                                                    170,840.87
Repurchases                                                                             -
                                                                           --------------
Ending Principal Balance                                                   279,572,125.14
                                                                           ==============
Ending Note Balances                                                       275,907,866.68
                                                                           ==============
Tail not sold                                                                        0.32
                                                                           ==============
Cumulative Accelerate Principal                                              3,664,258.14
                                                                           ==============


CASH FLOW RECONCILIATION

Principal Wired                                                              6,471,316.80
Interest Wired                                                               3,164,142.60
Withdrawal from Payahead Account                                                 2,577.67
Repurchases (Principal and Interest)                                                    -
Charge Off Recoveries                                                            3,444.78
Interest Advances                                                               91,089.24
Collection Account Interest Earned                                              31,810.06
Spread Account Withdrawal                                                               -
Policy Draw for Principal or Interest                                                   -
                                                                           --------------
Total Cash Flow                                                              9,764,381.15
                                                                           ==============


TRUSTEE DISTRIBUTION(2/8/00)

Total Cash Flow                                                              9,764,381.15
Unrecovered Advances on Defaulted Receivables                                    4,891.10
Servicing Fee (Due and Unpaid)                                                          -
Interest to Class A-1 Noteholders, including any overdue amounts               197,060.05
Interest to Class A-2 Noteholders, including any overdue amounts               441,421.88
Interest to Class A-3 Noteholders, including any overdue amounts               367,127.92
Interest to Class A-4 Noteholders, including any overdue amounts               443,999.88
Interest to Class B Noteholders, including any overdue amounts                 107,003.32
Principal to Class A-1 Noteholders, including any overdue amounts            8,124,486.93
Principal to Class A-2 Noteholders, including any overdue amounts                       -
Principal to Class A-3 Noteholders, including any overdue amounts                       -
Principal to Class A-4 Noteholders, including any overdue amounts                       -
Principal to Class B Noteholders, including any overdue amounts                         -
Insurance Premium                                                               36,687.51
Interest Advance Recoveries from Payments                                       38,383.38
Unreimbursed draws on the Policy for Principal or Interest                              -
Deposit to Payahead                                                              3,270.35
Payahead Account Interest to Servicer                                               48.83
Excess                                                                                  -
                                                                           --------------

Net Cash                                                                                -
                                                                           ==============
Servicing Fee Retained from Interest Collections                               238,511.57





SPREAD ACCOUNT RECONCILIATION

Original Balance                                                               756,732.02
Beginning Balance                                                              756,732.02
Trustee Distribution of Excess                                                          -
Interest Earned                                                                  3,616.64
Spread Account Draws                                                                    -
Reimbursement for Prior Spread Account Draws                                            -
Distribution of Funds to Servicer                                              (3,616.64)
                                                                           --------------
Ending Balance                                                                 756,732.02
                                                                           ==============

Required Balance                                                               756,732.02



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                            12,107,712.33
Beginning Balance                                                           10,366,753.20
Reduction Due to Spread Account                                                         -
Reduction Due to Accelerated Principal                                     (1,570,469.19)
Reduction Due to Principal Reduction                                         (285,990.66)
                                                                           --------------
Ending Balance                                                               8,510,293.35
                                                                           ==============

First Loss Protection Required Amount                                        8,510,293.35
First Loss Protection Fee %                                                         2.00%
First Loss Protection Fee                                                       14,656.62


POLICY RECONCILIATION


Original Balance                                                           302,692,808.00
Beginning Balance                                                          285,152,875.52
Draws                                                                                   -
Reimbursement of Prior Draws                                                            -
                                                                           --------------
Ending Balance                                                             285,152,875.52
                                                                           ==============

Adjusted Ending Balance Based Upon Required Balance                        276,946,259.28
                                                                           ==============
Required Balance                                                           276,946,259.28


PAYAHEAD RECONCILIATION


Beginning Balance                                                               12,048.08
Deposit                                                                          3,270.35
Payahead Interest                                                                   48.83
Withdrawal                                                                       2,577.67
                                                                           --------------
Ending Balance                                                                  12,789.59
                                                                           ==============


CURRENT DELINQUENCY
                                              PRINCIPAL        % OF ENDING
    # PAYMENTS DELINQUENT      NUMBER          BALANCE        POOL BALANCE
    ---------------------      ------          -------        ------------
1 Payment                       360          4,618,032.32         1.67%
2 Payments                      141          1,798,300.53         0.65%
3 Payments                       52            717,994.62         0.26%
                                ---          ------------         ----
Total                           553          7,134,327.47         2.59%
                                ===          ============         ====

DELINQUENCY RATE (60+)
                                                                RECEIVABLE
                                             END OF PERIOD      DELINQUENCY
   PERIOD                 BALANCE             POOL BALANCE         RATE
   ------                 -------             ------------         ----
Current                 2,516,295.15         275,907,866.68        0.91%
1st Previous            1,128,227.55         284,032,353.61        0.40%
2nd Previous              135,256.33         292,752,589.42        0.05%


NET LOSS RATE

                                                                                               DEFAULTED
                                                      LIQUIDATION              AVERAGE         NET LOSS
   PERIOD                              BALANCE          PROCEEDS            POOL BALANCE     (ANNUALIZED)
   ------                              -------          --------            ------------     ------------
Current                               170,840.87       3,444.78           279,970,110.15          0.72%
1st Previous                           11,129.91         590.97           288,392,471.52          0.04%
2nd Previous                              726.12         914.66           297,722,698.71          0.00%

Gross Cumulative Charge Offs          182,696.90      Number of                                      11
                                                      Repossessions
Gross Liquidation Proceeds              4,950.41      Number of Inventoried Autos EOM                10
Net Cumulative Loss Percentage              0.06%     Amount of Inventoried Autos EOM         68,800.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)              0.04%
Trigger                                    0.60%
Status                                       OK



EXCESS YIELD TRIGGER
                                                                  EXCESS YIELD
                             EXCESS            END OF PERIOD       PERCENTAGE
   PERIOD                    YIELD              POOL BALANCE      (ANNUALIZED)
   ------                    -----              ------------      ------------
Current                    46,593.66         275,907,866.68           0.20%
1st Previous               31,886.63         284,032,353.61           0.13%
2nd Previous                5,726.72         292,752,589.42           0.02%
3rd Previous                       -                      -           0.00%
4th Previous                       -                      -           0.00%
5th Previous                       -                      -           0.00%

                                                 CURRENT
                                                  LEVEL    TRIGGER   STATUS
                                                  -----    -------   ------
Six Month Average Excess Yield                     N/A      1.50%      N/A

Trigger Hit in Current or any Previous Month                           NO




DATE: 2/6/00                                            /s/ Ashley Vukovits
                                                        ------------------------
                                                        ASHLEY VUKOVITS
                                                        FINANCE OFFICER